UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2021

CareClix Holdings, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-55987	20-1801530
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1270 N. Wickham Road, Suite 13-1019

Melbourne, FL 32935

(Address of principal executive offices) (zip code)

(844) 726-6965

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Section 8 – Other Events

Item 8.01 Other Events.

On November 15, 2021, CareClix Holdings, Inc. (“the Company” or “SOLI”) and Life On Earth, Inc. (“LFER”) executed a Binding Letter of Intent (“LOI”) for the acquisition by LFER of four wholly-owned subsidiaries of the Company.

Life on Earth Inc, (LFER) is an SEC reporting company that is publicly traded on the OTC Markets Pink (OTCPink: “LFER”) and is in the business of the Internet of Things technologies and Cloud based solutions serving multiple industries, including Supply Chain, Logistics, Asset Management, Industry IoT and Cold chain applications and custom IoT based Industry applications.

Under the terms of the LOI, LFER will acquire the following subsidiaries of the Company

1)       CareClix Services, Inc, a Florida corporation

2)       CareClix, Inc., a Virginia corporation

3)       MyCareClix Inc., a Florida corporation

4)       CareClix RPM, Inc., a Florida corporation

The proposed acquisition is subject to due diligence and the completion and execution of a Stock Purchase Agreement on or before December 17, 2021, with closing of the transaction on or before December 31, 2021.

At Closing, in consideration for the purchase of the designated subsidiaries of SOLI , LFER will issue to SOLI or as designated by SOLI at Closing, (i) for redistribution to certain designated SOLI shareholders, (to be scheduled at and as part of Closing) on the basis of one LFER common share for each common share of SOLI outstanding at Closing and held by such designated shareholders of SOLI (up to 50,000,000 LFER common shares); (ii) for redistribution to SOLI’s remaining designated shareholders, (to be scheduled at and as part of Closing) one non-voting convertible preferred share of LFER for each 10 common shares of SOLI held by such remaining designated shareholders of SOLI outstanding at Closing), with final terms of convertibility of the preferred shares to be agreed on and included in the SPA, but not less than ten shares of LFER common stock for each share of such preferred stock; and, (iii) shares of Series A convertible voting preferred stock to the current majority shareholder of the Company as part of the consideration at Closing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2021	CareClix Holdings, Inc.

	By:	/s/ Charles O. Scott
Name: Charles O. Scott
Title: CEO

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